UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2006

Lone Star Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-12881	75-2085454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15660 North Dallas Parkway
Suite 500
Dallas, Texas  75248
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:  (972) 770-6401

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

Explanatory Note

On February 8, 2006, Lone Star Technologies, Inc. (“Lone Star”) furnished a report on Form 8-K (the “Original 8-K”) regarding certain materials that certain officers of Lone Star plan to present, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing February 8, 2006. Among other things, the information designated in the Original 8-K as “Slide 23” and “Slide 25” provided information regarding Lone Star’s operating cash flows for fiscal 2004. Subsequent to the furnishing of the Original 8-K, Lone Star restated its operating cash flows for fiscal 2004 to reclassify as cash used in investing activities $32.2 million previously classified as cash used in operating activities (the “Reclassification”). By this amendment to the Original 8-K, Lone Star is amending and restating the information designated in the Original 8-K as Slide 23 and Slide 25 as set forth below in order to reflect the Reclassification and to reflect certain immaterial changes relating to the rounding of operating cash flows and balance sheet changes for fiscal 2005 and the fourth quarter of fiscal 2005. Except as set forth below with respect to Slide 23 and Slide 25, no other information in the Original 8-K as furnished on February 8, 2006 is amended hereby.

Slide 23

Financial Performance

A table containing the following information:

	2004	2005	4Q ‘05
	($ in millions, except per share data)
Operating Data:
Revenues	$966.8	$1,285.1	$337.5
Gross Profit	162.0	272.3	76.4
Net Income (Loss)	101.0	223.6	70.9
Diluted EPS	3.46	7.34	2.28
Operating Cash Flow	29.5	148.2	72.1
EBITDA	147.2	258.4	69.0
Margins:
Gross Profit	16.8%	21.2%	22.6%
EBITDA	15.2%	20.1%	20.4%

Graphic representation of couplings situated below Lone Star Technologies, Inc. star logo.

Reconciliation of EBITDA to operating cash flows on Page 25 of this presentation.

Slide 25

EBITDA to Operating Cash Flow Reconciliation

	2004	2005	4Q ‘05
Operating cash flows:	$29.5	$148.2	$72.1
Add (deduct):
Non-cash charges for stock compensation	(1.6)	(3.5)	(1.2)
Gain (loss) on sale of property	(0.1)	0.1	—
Balance sheet changes	101.0	106.7	7.0
Interest expense, net	15.0	10.3	1.9
Income tax expense (benefit)	3.4	(3.4)	(10.8)
EBITDA(1)	$147.2	$258.4	$69.0

(1)                                  See page 26 regarding our use of EBITDA as a Non-GAAP liquidity measure.

Graphic representation of casing situated below Lone Star Technologies, Inc. star logo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE STAR TECHNOLOGIES, INC.

	By:	/s/ Robert F. Spears
Robert F. Spears,
Vice President, General Counsel and Secretary

Date: March 6, 2006